CAPITAL ADVISORS
                                   GROWTH FUND

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                                  Annual Report



                                December 31, 2000

                          CAPITAL ADVISORS GROWTH FUND

January 31, 2001

Dear Shareholder:

Strong investment returns in the first half of 2000 were not enough to offset stock market declines in the second half of the year associated with the rapid deceleration of economic growth in the waning months of the year. The performance of the Capital Advisors Growth Fund, as measured by net asset value, declined from an initial share price of $20.00 on January 1, 2000 to $17.30 on December 31, 2000. This represents a total return of -13.50% for the calendar year period. While we are disappointed to have registered a negative return for the 12 months ending December 31, 2000, it is important to recognize the context in which these results were achieved. Over the same time period the average return for our peer group of Large-Cap Growth Stock Mutual Funds was -16.25% as measured by Lipper Analytical Services, Inc. The NASDAQ Composite Index declined -39.18% in 2000, while the S&P 500 and the Dow Industrials dropped -9.10% and -4.85% respectively.

Industry groups providing the greatest benefit to the Fund's performance in 2000 included Financial Services, Pharmaceuticals, and Diversified Industrials. In the Financial Services sector the Fund benefited from its ownership in J.P. Morgan due to a strong run-up in the stock leading up to its acquisition offer by Chase Manhattan in March. Other financial holdings in the fund such as Citigroup, American Express, Goldman Sachs, and Marsh & McLennan held up well in the difficult market environment in the fourth quarter as it became clear to market participants that an easing of monetary policy was increasingly likely.

The Fund's pharmaceutical holdings in 2000 included Eli Lilly, Pfizer, SmithKline-Beecham, and Johnson & Johnson. The consistent earnings growth these companies exhibit came into increasingly high demand among equity investors as visibility deteriorated among more cyclical industries in the second half of the year.

In the Diversified Industrial sector the Fund realized above-market returns with its ownership in General Electric and Tyco International.

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                          CAPITAL ADVISORS GROWTH FUND

The ten largest holdings of the Fund as of December 31, 2000 were as follows:

Security               No. Shares     Cost/Share    Market/Share   Portfolio %
--------               ----------     ----------    ------------   -----------

Human Genome
Sciences                 14,150        $45.40        $  69.31         5.7%

Nokia                    18,100         43.91           43.50         4.6%

Qualcomm                 10,130         86.41           82.19         4.8%

Corning                  12,600         61.52           52.81         3.9%

Microsoft                15,000         75.19           43.50         3.8%

AOL Time Warner          18,675         57.94           34.80         3.8%

Goldman
Sachs Corp.              6,000          90.16          106.94         3.7%

EMC Corp.                9,500          66.29           66.50         3.7%

Johnson & Johnson        5,400          85.39          105.06         3.3%

Applied Micro
Circuits                 6,800          50.91           75.05         3.0%

Of the 38 common stocks held by the Fund as of December 31, 2000, the 10 largest holdings represented 40.3% of total assets.

From a starting point of less than $2 million on January 1, 2000, assets in the Fund grew to $17.1 million as of December 31, 2000. Shareholders in the Fund benefit from this growth because as trading expenses are spread over a larger asset base, these expenses decline on a per-shareholder basis. Also, once the Fund reaches an asset base of $25 million it will qualify for inclusion in the national database that supplies daily mutual fund quotes to all the major newspapers in the country. In spite of its asset growth, however, the Fund is still quite small on a relative basis, so we can be quite flexible in the management of its investments.

The common stocks held by the Capital Advisors Growth Fund are market share leaders in some of the most dynamic growth industries of the current global economy. We are confident that the earning power of the portfolio of businesses held by the Fund will trend higher over the next one, three, and five years. Maintaining a portfolio of investments that exhibit this characteristic of ever-rising earning power is the essence of our craft as a growth stock portfolio manager.

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                          CAPITAL ADVISORS GROWTH FUND

As the fourth quarter of 2000 painfully illustrated, the correlation between a company's earning power and its stock price is never a straight line. Over the long-term, however, we fully expect the growth in earnings achieved by the companies in the Fund to be reflected in favorable performance for these companies' common stocks.

It is noteworthy that during the fourth quarter stock market meltdown this Fund received inconsequential redemption requests from its shareholders, and in fact experienced a net inflow of funds in the amount of $2.6 million. This healthy cash infusion provided the Fund with an opportunity to take advantage of several attractive buying opportunities toward the end of the year. Such a display of courage in the face of highly unsettling market conditions leads us to believe that the Capital Advisors Growth Fund is the beneficiary of an exceptional base of shareholders.

Thanks to all of you.

/s/ Richard E. Minshall

Richard E. Minshall
Chief Investment Officer,
Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.


The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally leaders in their industries. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The NASDAQ Composite Index is the index of the NADSAQ Stock Market, the largest electronic, screen-based market in the world with over 5,100 companies listed. The Lipper Large-Cap Growth Fund Index consists of 30 well established mutual funds that emphasize large-cap growth stocks in their investment process.

This report is authorized for use when preceded or accompanied by a current Prospectus for the Fund. The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ.

                                       4
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                          CAPITAL ADVISORS GROWTH FUND

             Capital Advisors     S&P 500 Composite      Lipper Large-Cap
               Growth Fund        Stock Price Index      Growth Fund Index
               -----------        -----------------      -----------------
31-Dec-99         $10,000              $10,000               $10,000
31-Mar-00         $11,630              $10,225               $10,813
30-Jun-00         $10,925              $ 9,918               $10,023
30-Sep-00         $12,100              $ 9,258               $ 9,856
31-Dec-00         $ 8,652              $ 9,274               $ 8,032

                                   Average Annual Total Return(1)
                                   ------------------------------
One year.......................              (13.50%)
Since inception (1/1/00).......              (13.50%)

Past performance is no guarantee of future results. Share value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow signicantly faster than the earnings of the stocks represented in a moajor unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversifed large-cap funds universe average. The funds in this index have a similar investment objective as the Capital Advisors Growth Fund.

                                       5
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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2000
--------------------------------------------------------------------------------
    Shares        COMMON STOCKS: 96.42%                           Market Value
--------------------------------------------------------------------------------
                  BUILDING MATERIALS & SUPPLIES:  2.74%
     10,300       The Home Depot, Inc...........................   $  470,581
                                                                  -----------
                  COMPUTER HARDWARE:  12.04%
      6,800       Applied Micro Circuits Corp...................      510,319
      9,500       EMC Corp......................................      631,750
     10,160       Intel Corp....................................      307,340
      3,700       PMC-Sierra, Inc...............................      290,913
     11,800       Sun Microsystems, Inc.........................      328,925
                                                                  -----------
                                                                    2,069,247
                                                                  -----------
                  COMPUTER SOFTWARE:  5.68%
     15,000       Microsoft Corp................................      652,500
      3,700       VERITAS Software Corp.........................      323,750
                                                                  -----------
                                                                      976,250
                                                                  -----------
                  CONSUMER DURABLE:  1.16%
      5,000       Harley-Davidson, Inc..........................      198,750
                                                                  -----------
                  CONSUMER MERCHANDISE/DISTRIBUTION:  3.80%
      8,800       Best Buy Co., Inc.*...........................      260,150
     13,500       Zale Corp.*...................................      392,344
                                                                  -----------
                                                                      652,494
                                                                  -----------
                  FINANCIAL SERVICES:  8.61%
      7,800       American Express Co...........................      428,513
      3,500       Marsh & McLennan Companies, Inc...............      409,500
      6,000       The Goldman Sachs Group, Inc. ................      641,625
                                                                  -----------
                                                                    1,479,638
                                                                  -----------
                  GENOMICS:  9.45%
     14,150       Human Genome Sciences, Inc. ..................      980,772
      6,000       Incyte Pharmaceuticals, Inc...................      149,250
      8,000       Millennium Pharmaceuticals, Inc...............      495,000
                                                                  -----------
                                                                    1,625,022
                                                                  -----------
                  INTERNET/E-COMMERCE:  9.12%
     18,675       AOL Time Warner*..............................      649,890
      1,600       Broadcom Corp.................................      135,200
      9,900       Cisco Systems, Inc............................      378,675
      3,200       Juniper Networks, Inc.........................      403,400
                                                                  -----------
                                                                    1,567,165
                                                                  -----------

See Notes to Financial Statements.

                                       6
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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2000, CONTINUED
--------------------------------------------------------------------------------
    Shares                                                        Market Value
--------------------------------------------------------------------------------
                  MEDIA:  7.42%
      9,600       Gemstar-TV Guide International, Inc.* ........    $ 445,200
     17,000       Sirius Satellite Radio, Inc...................      508,938
     20,000       XM Satellite Radio Holdings, Inc.*............      321,250
                                                                  -----------
                                                                    1,275,388
                                                                  -----------
                  MEDICAL DEVICES & TECHNOLOGY:  5.29%
      4,600       Affymetrix, Inc...............................      342,413
      5,400       Johnson & Johnson.............................      567,337
                                                                  -----------
                                                                      909,750
                                                                  -----------
                  PHARMACEUTICALS:  5.49%
      5,300       Eli Lilly and Co..............................      493,231
      9,800       Pfizer, Inc...................................      450,800
                                                                  -----------
                                                                      944,031
                                                                  -----------
                  RETAIL STORES:  8.65%
     16,000       Tiffany & Co..................................      506,000
      6,400       Walgreen Co...................................      267,600
      5,000       Wal-Mart Stores, Inc..........................      265,625
     22,400       Williams-Sonoma, Inc.*........................      448,000
                                                                  -----------
                                                                    1,487,225
                                                                  -----------
                  TELECOMMUNICATIONS EQUIPMENT & SUPPLIES:  10.44%
     12,600       Corning, Inc..................................      665,438
      4,800       JDS Uniphase Corp.............................      200,100
     18,100       Nokia Corporation, ADR, Class A...............      787,350
      5,200       RF Micro Devices, Inc.........................      142,675
                                                                  -----------
                                                                    1,795,563
                                                                  -----------
                  WIRELESS COMMUNICATIONS:  6.53%
      6,100       Openwave System, Inc.*........................      291,097
     10,130       QUALCOMM, Inc.*...............................      832,559
                                                                  -----------
                                                                    1,123,656
                                                                  -----------

                  Total Common Stocks (Cost $20,331,952)........  $16,574,760
                                                                  -----------

See Notes to Financial Statements.

                                       7
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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2000, CONTINUED
--------------------------------------------------------------------------------
    Shares        SHORT-TERM INVESTMENTS:  5.55%                  Market Value
--------------------------------------------------------------------------------

   $954,546       Firstar Stellar Treasury Fund
                    (Cost $954,546).............................    $ 954,546
                                                                  -----------

                  Total Investments in Securities
                    (Cost $21,286,498+): 101.97% ...............   17,529,306
                  Liabilities in Excess of
                    Other Assets:  (1.97%)......................     (337,925)
                                                                  -----------
                  Net Assets:  100.00%..........................  $17,191,381
                                                                  ===========

*    Non-income producing security.
+ At December 31, 2000, the cost of securities for Federal tax purposes was $21,321,544. Gross unrealized appreciation and depreciation of securities is as follows:

     Gross unrealized appreciation.................  $ 1,181,356
     Gross unrealized depreciation.................   (4,973,594)
                                                     -----------
     Net unrealized depreciation...................  $(3,792,238)
                                                     ===========

See Notes to Financial Statements.

                                       8
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                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
     (identified cost $21,286,497) ...........................     $ 17,529,306
  Receivables
     Dividends and interest ..................................            2,861
     Fund shares purchased ...................................          317,100
  Prepaid expenses ...........................................            4,424
                                                                   ------------
        Total assets .........................................       17,853,691
                                                                   ------------
LIABILITIES
  Payables
     Administration fees .....................................            2,784
     Distribution fees .......................................            3,492
     Due to advisor ..........................................            7,135
     Fund shares redeemed ....................................           12,366
     Investment securities purchased .........................          618,245
  Accrued expenses ...........................................           18,289
                                                                   ------------
        Total liabilities ....................................          662,310
                                                                   ------------

NET ASSETS ...................................................     $ 17,191,381
                                                                   ============

Net asset value, offering and redemption price per share
  [$17,191,381 / 993,647 shares outstanding; unlimited
  number of shares (par value $0.01) authorized] .............     $      17.30
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 21,067,926
  Accumulated net realized loss on investments ...............         (119,353)
  Net unrealized depreciation on investments .................       (3,757,192)
                                                                   ------------
        Net assets ...........................................     $ 17,191,381
                                                                   ============

See Notes to Financial Statements.

                                       9
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                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends (Net of foreign tax on dividends of $181) .......     $    40,182
    Interest ..................................................          11,338
                                                                    -----------
        Total income ..........................................          51,520
                                                                    -----------

  Expenses
    Advisory fees (Note 3) ....................................         104,420
    Distribution (Note 4) .....................................          34,807
    Administration fees (Note 3) ..............................          32,904
    Professional fees .........................................          24,002
    Fund accounting fees ......................................          14,000
    Transfer agent fees .......................................          13,000
    Custody fees ..............................................           7,199
    Other .....................................................           4,329
    Trustee fees ..............................................           4,118
    Shareholder Reporting .....................................           4,000
    Registration fees .........................................           1,090
                                                                    -----------
        Total expenses ........................................         243,869
        Less: advisory fee waiver and
         absorption (Note 3) ..................................         (35,920)
                                                                    -----------
        Net expenses ..........................................         207,949
                                                                    -----------
            NET INVESTMENT LOSS ...............................     $  (156,429)
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized loss from security transactions ................        (119,353)
  Net change in unrealized depreciation
    on investments ............................................      (3,757,192)
                                                                    -----------
     Net realized and unrealized loss on investments ..........      (3,876,545)
                                                                    -----------
            NET DECREASE IN NET ASSETS RESULTING
              FROM OPERATIONS .................................     $(4,032,974)
                                                                    ===========

See Notes to Financial Statements.

                                       10
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                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                     Year
                                                                     Ended
                                                               December 31, 2000
                                                               -----------------
NET INCREASE (DECREASE) IN ASSETS
FROM OPERATIONS
  Net investment loss .......................................    $   (156,429)
  Net realized loss on security transactions ................        (119,353)
  Net change in unrealized depreciation
    on investments ..........................................      (3,757,192)
                                                                 ------------
    NET DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ......................................      (4,032,974)
                                                                 ------------

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase in net assets derived from net change
     in outstanding shares (a) ..............................      21,224,354
                                                                 ------------
    TOTAL INCREASE IN NET ASSETS ............................      17,191,381

NET ASSETS
Beginning of period .........................................               0
                                                                 ------------
END OF PERIOD ...............................................    $ 17,191,381
                                                                 ============

(a)  A summary of share transactions is as follows:

                                                           Year Ended
                                                         December 31, 2000
                                                 ------------------------------
                                                   Shares       Paid in Capital
                                                   ------       ---------------
Shares sold ..................................   1,017,015       $ 21,691,028
Shares redeemed ..............................     (23,368)          (466,674)
                                                 ---------       ------------
Net increase .................................     993,647       $ 21,224,354
                                                 =========       ============

See Notes to Financial Statements.

                                       11
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                          CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      Year
                                                                     Ended
                                                               December 31, 2000
                                                               -----------------
Net asset value, beginning of period .........................     $  20.00
                                                                   --------
Income from investment operations:
  Net investment loss ........................................        (0.16)
  Net realized and unrealized loss on investments ............        (2.54)
                                                                   --------
Total from investment operations .............................        (2.70)
                                                                   --------

Net asset value, end of period ...............................     $  17.30
                                                                   ========

TOTAL RETURN .................................................       (13.50%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ........................     $ 17,191

Ratio of expenses to average net assets:
  Before expense reimbursement ...............................         1.75%
  After expense reimbursement ................................         1.49%

Ratio of net investment loss to average net assets:
  After expense reimbursement ................................        (1.12%)

Portfolio turnover rate ......................................        49.39%

See Notes to Financial Statements.

                                       12
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                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Capital Advisors Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded on the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains

                                       13
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                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

          is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment. The reclassification relates primarily to the net operating loss of the Fund which is not deductible for tax purposes and was reclassified to paid-in capital.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For  the  year  ended  December  31,  2000,  Capital  Advisors,  Inc.  (the
"Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2000, the Fund incurred $104,420 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at

                          CAPITAL ADVISORS GROWTH FUND

--------------------------------------------------------------------------------
the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2000, the Advisor reduced its fees by the amount of $35,920; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $35,920 at December 31, 2000, which expire in 2005.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                           Fee rate
----------------                           --------
Less than $15 million                      $30,000
$15 million to less than $50 million       0.20% of average daily net assets
$50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
More than $150 million                     0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

     The Fund paid commissions on purchases and sales of its portfolio securities to an affiliated broker dealer of $15,254 for the year ended December 31, 2000.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the

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
                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2000, the Fund paid the Distribution Coordinator $34,807.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $27,047,157 and $6,594,532, respectively.

     The Fund has capital loss carryovers for tax purposes of $84,308 expiring in 2008 which can be used to offset future capital gains.

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
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Capital Advisors Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Advisors Growth Fund, a series of Advisors Series Trust, (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


New York, New York
February 15, 2001

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